SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 17, 2002
                               ------------------

                     GENERAL ELECTRIC CAPITAL SERVICES, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                      0-14804                       06-1109503
   --------                      -------                       ----------
(State or other                (Commission                    (IRS Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)


             260 Long Ridge Road, Stamford, CT                  06927
             ---------------------------------                  -----
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 357-4000
                                 --------------


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Item 5. Other Events


     The information included in this Form 8-K impacts only disclosures related to segment results, and does not in any way restate or revise the financial position, results of operations or cash flows in any previously reported Statement of Financial Position, Statement of Earnings or Statement of Cash Flows of General Electric Capital Services Inc. (the "Corporation") and consolidated affiliates, or the consolidating financial statements.

     On July 26, 2002, General Electric Company ("GE") issued a press release announcing organization changes that will result in GE Capital becoming four separate GE financial services businesses. A copy of GE's press release was previously filed by the Corporation as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 29, 2002, filed on July 31, 2002. As required by Statement of Financial Accounting Standards ("SFAS") No. 131, consolidated financial statements issued by GECS in the future will reflect modifications to its reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information. Accordingly, in this Form 8-K, GECS is providing the required reclassified information about this reorganization as it relates to prior periods. This information also reflects the effect of excluding amortization of goodwill, as previously disclosed in Note 3 to the financial statements contained in GECS Quarterly Report on Form 10-Q for the quarter ended March 30, 2002, filed by the Corporation on May 13, 2002.

     The attached exhibits provide two views of these changes. Exhibits 99a through 99c set out the portions of GECS' 2001 Form 10-K and most recent 2002 Form 10-Q that are affected by these changes. Exhibits 99d and 99e contain the complete set of consolidated financial statements from these filings for which the segment information has been recast to conform with the new segment presentation. These financial statements, conformed for the changes, will become the historical financial statements of GECS for currently open and future SEC 1933 Act filings.


Exhibits:

(99a)Management's Discussion and Analysis of Results of Operation under Item 2 to the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 (Pages 7-16), and Note 3 to condensed, consolidated financial statements (Pages 4-5), conformed to reflect the organizational changes.

(99b)Description of Business under Item 1 of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, conformed to reflect the organizational changes.

(99c)Management's Discussion and Analysis of Results of Operation under Item 7 of the Corporation's Annual Report on Form 10-K (Pages 1-7) for the fiscal year ended December 31, 2001, and Notes 3 and 16 to condensed, consolidated financial statements (Pages 25-26 and 34-35, respectively), each conformed to reflect the organizational changes and the exclusion of goodwill amortization.

(99d)Unaudited consolidated financial statements of the Corporation as of, and for three- and six-month periods ended June 29, 2002, conformed to reflect the organizational changes (Pages 1-18).

(99e)Audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2001, conformed to reflect the organizational changes and the exclusion of goodwill amortization. Also included is the independent auditor's report dated February 8, 2002, except with respect to Notes 3 and 16 to condensed, consolidated financial statements, which have been updated to reflect the organizational changes and exclusion of goodwill discussed in Item 5 of this Form 8-K report, for which a date of September 17, 2002 applies (Pages 1 - 40).

(99f) Consent of KPMG LLP.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GENERAL ELECTRIC CAPITAL SERVICES, INC.


                                                 /s/ Joan C. Amble
                                By
                                   ---------------------------------------------
                                                  Joan C. Amble
                                          Vice President and Controller

Date:  September 17, 2002